                                                                   EXHIBIT 4.2.2

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                 FIRST AMENDMENT
                                       TO
               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      This First Amendment (the "Amendment") to the Second Amended and Restated Stockholders Agreement, dated January 21, 2005, by and between Predix Pharmaceuticals Holdings, Inc., a Delaware corporation (the "Company"), and certain Stockholders (the "Stockholders Agreement"), is made as of August 1, 2005, by and among the Company and the signatories hereto. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Stockholders Agreement.

      WHEREAS, the Company is contemplating an initial public offering of shares of its Common Stock;

      WHEREAS, Section 2(b) of the Stockholders Agreement provides certain Stockholders incidental registration rights (the "piggyback rights");

      WHEREAS, the Stockholders Agreement may be modified, changed, discharged or terminated by the agreement of the Company and not less than 66 2/3% in interest of Series C Preferred Stock held by the Series C Preferred Stockholders; and

      WHEREAS, the Company and the signatories hereto (comprising not less than 66 2/3% in interest of Series C Preferred Stock held by the Series C Preferred Stockholders) believe that it is in the best interests of the Company and the Stockholders to amend Section 2(b)(i) of the Stockholders Agreement such that the piggyback rights of Section 2(b) do not apply to an Initial Public Offering.

      NOW THEREFORE, the Company and the signatories hereto, hereby agree to amend the Stockholders Agreement as follows:

1.    AMENDMENT TO AGREEMENT.

      a.    SECTION 2(b)(i)

      Section 2(b)(i) of the Stockholders Agreement is hereby amended by deleting the first sentence of such Section 2(b)(i) in its entirety and inserting in lieu thereof the following sentence:

      "If at any time subsequent to the expiration of any lock-up agreement that the Company's stockholders have entered into with the underwriters in connection with an Initial Public Offering the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2(a) or on a Form S-4 or Form S-8 or similar or successor forms), the Company will, prior to such filing, give written notice to all Preferred Stockholders of its intention to do so."

      b.    NO OTHER AMENDMENT

      Except as otherwise expressly set forth herein, all terms and conditions of the Stockholders Agreement shall remain in full force and effect. Except as expressly set forth herein, nothing herein shall be construed to be an amendment or a waiver of any requirements of the Stockholders Agreement.

2.    MISCELLANEOUS.

      a.    MODIFICATION AND AMENDMENT.

      This Amendment shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

      b.    COUNTERPARTS.

      This Amendment may be executed in one or more counterparts each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                ________________________________________
                                Name:
                                Title:

                                New England Partners Capital, L.P.
                                By: NEP Capital, LLC
                                Its: General Partner
                                By: /s/ Illegible
                                    ------------------------------------
                                Its: President

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                /s/ SHELLY D. GUYER
                                ----------------------------------------
                                By its duly authorized officer:

                                ________________________________________
                                Name: Shelly D. Guyer
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                /s/ FREDERICK FRANK
                                ----------------------------------------
                                By its duly authorized officer:

                                ________________________________________
                                Name: Frederick Frank
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                ------------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                AIM COUNSELOR SERIES TRUST, on behalf of its
                                portfolio, AIM ADVANTAGE HEALTH SCIENCES FUND
                                ---------------------------------------------

                                By its duly authorized officer:

                                /s/ J. PHILIP FERGUSON
                                ---------------------------------------------
                                Name: J. Philip Ferguson
                                Title: Chief Investment Officer
                                       AIM Capital Management

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                /s/ ELI W. KAUFMAN
                                ----------------------------------------
                                By its duly authorized officer:

                                ________________________________________
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                The Yasuda Enterprise Development II, Limited Partnership
                                ---------------------------------------------
                                By its duly authorized officer:

                                /s/ MINORU OKA
                                ---------------------------------------------
                                Name: Minoru Oka
                                Title: President & Representative Director
                                       Yasuda Enterprise Development Co., Ltd.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                /s/ JEAN-MARC LESIEUR
                                ----------------------------------------
                                Name: JEAN-MARC LESIEUR
                                Title: HBM BioPartners Ltd.
                                       General partner of International Life
                                       Science Managers, L.P.,
                                       General Partner of International Life
                                       Science Partners, L.P.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ASTELLAS VENTURE CAPITAL LLC
                                ----------------------------------------
                                By its duly authorized officer:

                                /s/ YOSHITAKA YONEYAMA
                                ----------------------------------------
                                Name: YOSHITAKA YONEYAMA
                                Title: PRESIDENT & CHIEF EXECUTIVE OFFICER

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                /s/ C. NELSON LONG JR. and TERESA G. LONG
                                -----------------------------------------
                                Name: C. NELSON LONG, JR. + TERESA G. LONG
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                /s/ W. ELLIOTT WALDEN
                                ----------------------------------------
                                By its duly authorized officer:

                                W. Elliot Walden
                                ----------------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                /s/ STELIOS PAPADOPOULOS
                                ----------------------------------------
                                Name: Stelios Papadopoulos
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                /s/ JOSEPH H. FLOM
                                ----------------------------------------
                                Name: Joseph H. Flom
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                           THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                           THE STOCKHOLDERS:

                                /s/ DICKON AND LISA POWNALL-GRAY
                                ----------------------------------------
                                By its duly authorized officer:

                                Dickon and Lisa Pownall-Gray
                                ----------------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    -------------------------------------------
                                   Name: Michael Kauffman
                                   Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ LEON D. GOULD
                                    -------------------------------------------
                                By its duly authorized officer:

                                WHITEHALL FINANCIAL GROUP INC
                                    -------------------------------------------
                                Name: LEON D. GOULD
                                Title: SECRETARY

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ CHARLENE LEDBETTER
                                -----------------------------------
                                By its duly authorized officer:

                                CHARLENE LEDBETTER
                                -----------------------------------
                                Name: CHAIRMAN
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    ----------------------------------------
                                Name: Michael Kauffman
                                Title: President and Chief Executive Officer

                                THE STOCKHOLDERS:

                                /s/ WALTER W. HESS, JR.
                                ---------------------------------
                                By its duly authorized officer:

                                WALTER W. HESS, JR.
                                ---------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                Danziger Capital Partners
                                ------------------------------
                                By its duly authorized officer:

                                /s/ FREDERICK M. DANZIGER
                                ------------------------------
                                Name: Frederick M. Danziger
                                Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ RICHARD M. DANZIGER
                                -----------------------------------
                                By its duly authorized officer:
                                ___________________________________
                                Name: Richard M. Danziger
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ GEORGE D. GOULD
                                -------------------------------
                                By its duly authorized officer:

                                George D. Gould
                                -------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                DELAWARE CHARTER GUARANTEE TRUST,
                                CUSTODIAN ROBERT F. SHAPIRO, IRA
                                ----------------------------------
                                By its duly authorized officer:

                                /s/ ROBERT F. SHAPIRO
                                ----------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                NORTH FORK ASSOCIATES
                                ------------------------------------
                                By its duly authorized officer:

                                /s/ ROBERT F. SHAPIRO
                                ------------------------------------
                                Name:
                                Title: MANAGING PARTNER

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:
                                ________________________________________
                                By its duly authorized officer:

                                /s/ ROBERT F. SHAPIRO
                                ---------------------------------------
                                Name:
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                ________________________________________
                                By its duly authorized officer:

                                /s/ HAIM AVIV
                                ----------------------------------------
                                Name: HAIM AVIV C/O AYELET AVIV
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                _______________________________
                                By its duly authorized officer:

                                /s/ HAIM AVIV
                                -------------------------------
                                Name: HAIM AVIV
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                ________________________________
                                By its duly authorized officer:

                                /s/ HAIM AVIV
                                --------------------------------
                                Name: c/o TZVI AVIV
                                Title:

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                AEOW 96 LLC
                                -------------------------------
                                By its duly authorized officer:

                                /s/ BERNARD OSHER
                                -------------------------------
                                Name: Bernard Osher
                                Title: Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                Forward Ventures V, LP
                                -------------------------------
                                By its duly authorized officer:
                                By Forward V Associates LLC

                                /s/ STANDISH FLEMING
                                -------------------------------
                                Name: Standish Fleming
                                Title: Managing Member

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                S.R. One Limited
                                ---------------------------------
                                By its duly authorized officer:

                                /s/ DONALD F. PARMAN
                                ---------------------------------
                                Name: Donald F. Parman
                                Title: Vice President & Secretary

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                CMEA Ventures VI, L.P.
                                CMEA Ventures VI GmbH & Co. KG
                                CMEA Ventures Life Sciences 2000, L.P.
                                CMEA Ventures Life Sciences 2000, Civil Law
                                Partnership

                                By: /s/ DAVID J. COLLIER
                                    ----------------------------------------
                                David J. Collier, MD,

                                General Partner, CMEA Ventures VI Management, L.P., the General Partner of CMEA
                                Ventures VI, L.P.

                                General Partner, CMEA Ventures VI Management, L.P., the Managing Limited Partner of CMEA Ventures VI GmbH & Co. KG

                                General Partner, CMEA Ventures LS Management
                                2000, L.P., the General Partner of CMEA Ventures Life Sciences 2000, L.P.

                                General Partner, CMEA Ventures LS Management
                                2000, L.P., the Managing Partner of CMEA
                                Ventures Life Sciences 2000, Civil Law
                                Partnership

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                         Foulon Limited
                         ------------------------------------
                         By its duly authorized officer:

                                /s/ Illegible             /s/ Illegible
                                ---------------           ---------------------
                         Name: FOR HILL SAMUEL            FOR HILL SAMUEL
                                (GUERNSEY)               (GUERNSEY)
                         Title: SERVICES LIMITED          MANAGEMENT LIMITED
                                DIRECTOR                   DIRECTOR

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ YIGAL ERLICH
                                --------------------------------
                                By its duly authorized officer:

                                PCM Venture Capital L.P.
                                --------------------------------
                                Name: Yigal Erlich
                                Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                YOZMA VENTURE CAPITAL
                                -----------------------------------
                                By its duly authorized officer:

                                /s/ YOAV DOPPELT
                                -----------------------------------
                                Name: Yoav Doppelt
                                Title: CEO

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ YIGAL ERLICH
                                ------------------------------
                                By its duly authorized officer:

                                Yozma II (ISRAEL) LP.
                                ------------------------------
                                Name: Yigal Erlich
                                Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                Yozma II (BVI) L.P.
                                -------------------------------
                                By its duly authorized officer:

                                /s/ YIGAL ERLICH
                                -------------------------------
                                Name: Yigal Erlich
                                Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                Mulligan BioCapital AG
                                -------------------------------
                                By its duly authorized officer:

                                /s/ H.H. MUENCHMEYER
                                -------------------------------
                                Name: Hans Hermann Muenchmeyer
                                Title: Managing Director

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                JAFCO LIFE SCIENCE NO.1 INVESTMENT
                                ENTERPRISE PARTNERSHIP
                                ----------------------------------
                                By its duly authorized officer:

                                /s/ HISAJI AGATA
                                ----------------------------------
                                Name: Hisaji Agata
                                Title: Managing Director
                                       JAFCO Co. Ltd.,
                                       Its General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                SLRB-1
                                -------------------------------
                                By its duly authorized officer:

                                /s/ THOMAS W. STRAUSS
                                -------------------------------
                                Name: Thomas W. Strauss
                                Title: General Partner

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         THE COMPANY

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By: /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

                         THE STOCKHOLDERS:

                                /s/ DETLEF BIERBAUM
                                -------------------------------
                                By its duly authorized officer:

                                BIERBAUM
                                -------------------------------
                                Name:
                                Title: Partner